UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

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PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

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Ohio (State or other jurisdiction of incorporation or organization)	31-0987416 (I.R.S. Employer Identification Number)

138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
(Address of principal offices) (Zip Code)

(740) 373-3155
(Registrant's telephone number, including area code)

_________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events Item
      8.01 - Other Events.

On May 11, 2006 the Board of Directors of Peoples Bancorp Inc. issued a news release declaring a cash dividend. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 –Financial Statements and Exhibits
      9.01 - Financial Statements and Exhibits.

a)	Financial statements of businesses acquired No response required.

b)	Pro forma financial information No response required.

c)	Exhibits

Exhibit Number	Description

99	News Release issued by Peoples Bancorp Inc. on May 11, 2006

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         PEOPLES BANCORP INC.

Dated: May 11, 2006	By: /s/ Mark F. Bradley —————————————— President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	News Release issued by Peoples Bancorp Inc. on May 11, 2006